Exhibit 10.27

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

PURCHASE AGREEMENT NUMBER VLS-PA-04227

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 787-9 Aircraft

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection.	2
Article 2.	Delivery Schedule	2
Article 3.	Price	2
Article 4.	Payment	3
Article 5.	Additional Terms	3

TABLE
1a.	Aircraft Information Table (General Electric)	5
1b.	Aircraft Information Table (Rolls Royce)	7

EXHIBIT
A.	Aircraft Configuration	10
B.	Aircraft Delivery Requirements and Responsibilities	12

SUPPLEMENTAL EXHIBITS
AE1.	**** Adjustment/Airframe and Optional Features	16
CS1.	Customer Support Document	20
EE1a.	Engine Warranty and Patent Indemnity (General Electric)	38
EE1b.	Engine Warranty and Patent Indemnity (Rolls Royce)	43
SLP1.	Service Life Policy Components	48

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1402158	AGTA Terms Revisions

LA-1402160	Advance Payment Matters

LA-1402162	Alternate Engine Selection

LA-1402164	Assignment of Customer’s Interest for Securing Advance Payment Financing

LA-1402165	Assignment of Customer’s Interest to a Subsidiary or Affiliate

LA-1402172	e-Enabling Software Matters

LA-1402175	Escalation Program

LA-1402178	EULA Special Matters

LA-1402179	Ex-Im Disclosure

LA-1402184	Leasing Matters

LA-1402185	Liquidated Damages ****

LA-1402189	Open Matters

LA-1402191	Performance Guarantees

LA-1402195	Post-Delivery Software and Data Loading

LA-1402198	Promotional Support

LA-1402204	Seats Special Provisions

LA-1402208	Special Matters

LA-1402379	Aircraft Substitution Matters

LA-1402593	Delivery Flexibility Matters

BOEING PROPRIETARY

Purchase Agreement No. PA-04227

between

The Boeing Company

and

Avolon Aerospace Leasing Limited

This Purchase Agreement No. PA-04227 between The Boeing Company, a Delaware corporation, (Boeing) and Avolon Aerospace Leasing Limited, a Cayman Islands corporation, (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 787-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 18, 2009, and as further assigned and novated dated as of May 10, 2010, between the parties, identified as AGTA-VLN (AGTA). All capitalized terms used in the Purchase Agreement which are not defined herein will have the same meaning as in the AGTA.

1.	Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-9 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1a and Table 1b, as alternatives (due to engine selection choice pursuant to VLS-PA-04227-LA-1402162 Alternate Engine Selection), (collectively, Table 1) to the Purchase Agreement. **** prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the Effective Date projected to the month of scheduled delivery.

2	PA Page 4

BOEING PROPRIETARY

4.	Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787-9 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ****, less the Deposit, due within five (5) days of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than ****from the Effective Date, the total amount of advance payments due within **** of the Effective Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA will be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4 Engine Escalation Variables. Supplemental Exhibit EE1a and Exhibit EE1b, as alternatives, (collectively, the Exhibit EE1) contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.6 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other

3	PA Page 5

BOEING PROPRIETARY

agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

12th September 2014
Date

THE BOEING COMPANY	AVOLON AEROSPACE LEASING LIMITED

/s/ Stuart C. Ross	/s/ Peter Caley
Signature	Signature

Stuart C. Ross	Peter Caley
Printed name	Printed name

Attorney-in-Fact	Authorised Signatory
Title	Title

4	PA Page 6

BOEING PROPRIETARY

Table 1a To

Purchase Agreement No. PA-04227

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	****	****	Detail Specification:			*	***
Engine Model/Thrust: GENX-1B74/75		****	Airframe Price Base Year/****Formula:	*	***			ECI-MFG/CPI
Airframe Price:		****	Engine Price Base Year/****Formula:	*	***			787 ECI-MFG CPI Eng
Optional Features:		****

Sub-Total of Airframe and Features:		****	Airframe Escalation Data:
Engine Price (Per Aircraft):		****	Base Year Index (ECI):			*	***
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):			*	***

Buyer Furnished Equipment (BFE) Estimate:		****	****Data:
In-Flight Entertainment (IFE) Estimate:		****	Base Year Index (ECI):			*	***
			Base Year Index (CPI):			*	***
Deposit per Aircraft:		****

Delivery Date	Number of Aircraft	**** Factor (Airframe)	**** Factor (Engine)	****Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****

Boeing Proprietary

****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****

****

a)	****
b)	****

Boeing Proprietary

Table 1b To

Purchase Agreement No. PA-04227

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	****	****	Detail Specification:	*	***
Engine Model/Thrust:	TRENT1000-J	****	Airframe Price Base Year/****Formula:	*	***			ECI-MFG/CPI
Airframe Price:		****	Engine Price Base Year/****Formula:	*	***			787 ECI-MFG CPI Eng
Optional Features:		****

Sub-Total of Airframe and Features:		****	Airframe Escalation Data:
Engine Price (Per Aircraft):	Note 3	****	Base Year Index (ECI):			*	***
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):			*	***

Buyer Furnished Equipment (BFE) Estimate:		****	****Data:
In-Flight Entertainment (IFE) Estimate:		****	Base Year Index (ECI):			*	***
			Base Year Index (CPI):			*	***
Deposit per Aircraft:		****

Delivery Date	Number of Aircraft	**** Factor (Airframe)	**** Factor (Engine)	****Estimate Adv Payment Base Price Per A/ P	Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
					****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****

Boeing Proprietary

****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****

****

a)	****
b)	****

Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit A to Purchase Agreement Number PA-04227

9	EXA Page 1

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 787-9 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement VLS-PA-04227-LA-1402189 to the Purchase Agreement, entitled “Open Matters”.

10	EXA Page 2

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit B to Purchase Agreement Number PA-04227

11	EXB Page 1

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than three (3) months prior to delivery of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

12	EXB Page 2

BOEING PROPRIETARY

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

13	EXB Page 3

BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.	DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	****
787	****

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

14	EXB Page 4

BOEING PROPRIETARY

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

15	EXB Page 5

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04227

16	AE1 Page 1

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 787-9 AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

****

Where:

****

****

****    ****

    ****

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

****    ****

    ****

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

17	AE1 Page 2

BOEING PROPRIETARY

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	****

(iii)	****

(iv)	The **** (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume

18	AE1 Page 3

BOEING PROPRIETARY

releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. ****

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

19	AE1 Page 4

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1 to Purchase Agreement Number 04227

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support

Part 2	Field and Engineering Support Services

Part 3	Technical Information and Materials

Part 4	Alleviation or Cessation of Performance

Part 5	Protection of Proprietary Information and Proprietary Materials

20	Page 1

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.	Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1 Customer is **** (Training Points). At any time **** after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A to this Supplemental Exhibit CS1at the point values described on Attachment A. At the end of the Training Program Period any unused Training Points will expire.

1.2 In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1 Flight dispatcher model specific instruction:

(i)	For one (1) Aircraft purchased: One (1) class of six (6) students flight dispatcher model specific instruction.

(ii)	For two (2) or more Aircraft purchased: Two (2) classes of six (6) students.

1.2.2 Performance engineer model specific instruction in Boeing’s regularly scheduled courses; subject to class size limitations; schedules are published yearly.

1.2.3 Electronic Check List Authoring Course; one (1) class of four (4) students.

1.2.4 Additional Flight Operations Services:

(i)	For one (1) Aircraft purchased Instructor pilots for sixty (60) Pilot Days (as defined in Article 5.4, below) to provide revenue service training assistance, including ferry flight, base training and/or line assist.

(ii)	For two (2) or more Aircraft purchased: Instructor pilots for ninety (90) Pilot Days (as defined in Article 5.4, below) to provide revenue service training assistance, including ferry flight, base training and/or line assist.

(iii)	An instructor pilot to visit Customer for a two (2) week period, six (6) months after revenue service training to review Customer’s flight crew operations.

21	Page 2

BOEING PROPRIETARY

If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.	Training Schedule and Curricula.

2.1 Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft to define and schedule a mutually acceptable plan for the maintenance training, flight training and cabin attendant training programs. At the conclusion of each planning conference the parties will document Customer’s course selection and training requirements, and, if applicable, Training Point application and remaining Training Point balance.

2.2 In addition to the planning conferences, Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.	Location of Training.

3.1 Boeing will conduct flight and maintenance training at any of its training facilities equipped for the Aircraft. Customer will decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired. Notwithstanding the above, dispatcher and performance engineering training will only be conducted at the Boeing Seattle training campus.

3.2 If requested by Customer, Boeing will conduct training (except dispatcher and performance engineering) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2 Customer will pay Boeing’s portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials which must be shipped to the alternate training site;

3.2.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5 Those portions of training that require the use of training devices not available at the alternate site, will be conducted at Boeing’s facility or at some other alternate site, as mutually agreed. Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

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4.	Training Materials.

Training Materials will be provided for each student. Training Materials may be used only for (i) the individual student’s reference during Boeing provided training and for review thereafter and (ii) Customer’s provision of training to individuals directly employed by Customer.

5.	Additional Terms and Conditions.

5.1 All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any optional features selected by Customer from Boeing’s standard catalog of optional features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2 All training will be provided in the English language. If translation is required, Customer will provide interpreters.

5.3 Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility.

5.4 Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period, of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6 If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

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5.7 If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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787 CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1.	Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1 Field service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending twelve (12) months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2 Included within Boeing’s field service representation will be one (1) introductory Field Service Representative available for up to ninety (90) calendar days at Customer’s main maintenance location or another site as mutually agreed.

1.3 Customer will provide, at no charge to Boeing, suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. local area network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.4 Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.	Engineering Support Services.

2.1 Boeing will, if requested by Customer, provide limited (as determined by Boeing) technical advisory assistance from the Puget Sound area or from an alternate location, at Boeing’s sole discretion, for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:

2.1.1 Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.

2.1.2 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.

2.1.3 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.

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2.1.4 Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5 Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6 Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:

2.1.6.1 Maintenance Planning Assistance. Upon request, Boeing will provide (i) one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7 Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1 Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2 Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3 Assistance with solving operational problems associated with delivery and route-proving flights.

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2.1.7.4 Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5 If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

2.1.7.6 Assistance in developing an Extended Operations (ETOPs) plan for regulatory approval. Upon request, Boeing will provide one on-site visit to Customer’s main base to assist with the development of their ETOPS operational program and to provide consultation related to ETOPS operational planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

2.2 Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3 The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4 Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3 Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

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787 CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1.	General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement, Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.	Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which will be recorded in a worksheet (Document Worksheet), (iv) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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3.	Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion.

(i)	Flight Operations Information.

Airplane Flight Manual (AFM)

Dispatch Deviation Guide (DDG)

ETOPS Guide Vol. III (Operational Guidelines and Methods)

Flight Attendant Manual (FAM)

Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)

Flight Crew Training Manual (FCTM)

Flight Management Computer (FMC) Supplementary Data Document

Jet Transport Performance Methods (JTPM)

Performance Engineer’s Tool (PET)

Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

(ii)	Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM)

Systems Description Section (SDS)

Aircraft Maintenance Manual (Part 2) (AMM)

Practices and Procedures

Baggage Cargo Loading Manual (BCLM)

Boeing Component Maintenance Manual (BCMM)

Component Service Bulletins (CSB)

Engineering Design Data – Assembly and Installation Drawings

Engineering Design Data – Assembly and Installation Drawings Bill of Materials

Fault Isolation Manual (FIM)

Fault Reporting Manual (FRM)

Live Animal Carriage Document (LACD)

Maintenance Implementation Document (MID)

Maintenance Tips (MTIP)

Markers and Stencils

Nondestructive Test Manual (NDT)

Profile Drawings

Remote Certification Service Bulletin

Service Bulletins (SB)

a.	Service Bulletin Information Notices (IN)

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Service Letters (SL)

Standard Overhaul Practices Manual Chapter 20 (SOPM)

Standard Wiring Practices Manual Chapter 20 (SWPM)

Structural Repair Manual (SRM)

Systems Schematics (SSM)

Validation Copy Service Bulletin

Wiring Diagrams (WDM)

(iii)	Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)

Configuration, Maintenance and Procedures (CMP) for ETOPS

ETOPS Guide Vol. II (Maintenance Program Guidelines)

Maintenance Planning Data (Sections 1-8) (MPD)

Maintenance Planning Data (Section 9)

787 Airworthiness Limitations (AWL)

Maintenance Planning Data (Section 9)

787 Certification Maintenance Requirements (CMR)

Maintenance Planning Data (Section 9)

787 Airworthiness Limitations - Line Number Specific (AWLLNS)

Maintenance Planning Data (Section 9)

787 Special Compliance Items (SCI)

Maintenance Review Board Report (MRBR)

Maintenance Task Cards and Index (TASK)

(iv)	Spares Information.

Illustrated Parts Data (IPD)

Product Standards (PSDS)

(v)	Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)

Airplane Rescue and Fire Fighting Information (ARFF)

Airplane Recovery Document (ARD)

Engine Ground Handling Document (EGH)

ETOPS Guide Vol. 1 (CMP Supplement)

GSE Tooling Drawings (3D Model, bill of Material, 2D Drawings and Drawing Notes)

Illustrated Tool and Equipment Manual (ITEM)

Maintenance Facility and Equipment Planning Document (MFEPD)

Special Tool and Ground Handling Index (IND)

(vi)	Shop Maintenance.

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index

Product Support Supplier Directory (PSSD)

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Supplier’s Component Maintenance Manuals (SCMM)

Supplier Product Support and Assurance Agreements Document (Vols. 1 & 2) (PSAA)

Supplier Service Bulletins (SSB)

4.	Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5.	Configured Maintenance Engineering Materials.

All configured Materials will reflect the configuration of each Aircraft as delivered.

6.	Revisions.

6.1 The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.	Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Prior to the scheduled delivery month of the first Aircraft, Boeing will furnish to Customer copies of the documents which identify the terms and conditions of the product support agreements between Boeing and its suppliers Product Support and Assurance Agreements (PSAA).

8.	Buyer Furnished Equipment Data.

Boeing will incorporate BFE premium class seats maintenance information into the configured Materials providing Customer makes the information available to Boeing at least nine (9) months prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE premium class seats maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format.

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9.	Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

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787 CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1. a labor stoppage or dispute in progress involving Customer;

2. wars or warlike operations, riots or insurrections in the country where the facility is located;

3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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787 CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.	General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.	License Grant.

2.1 Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2 Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Customer Information in such agreement.

3.	Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.	Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition,

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Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.	Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1 When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2 In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet. Such suspension may be for an indefinite period of time.

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787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

Revision Date 1/25/13

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ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit EE1a

(General Electric Engines)

to Purchase Agreement Number PA-04227

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ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 787-9 AIRCRAFT

1.	ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1a of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

****	****

Where:

****

Where:

ECIb	is the base year engine escalation index (as set forth in Table 1a of this Purchase Agreement);

ECI	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing - Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

****	****

****	****

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Where:

CPIb	is the base year index (as set forth in Table 1a of this Purchase Agreement); and

CPI	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index - All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

NOTE:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	****

(iii)	****

(iv)	The **** (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th , and 13th months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1a of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and

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BOEING PROPRIETARY

the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment; such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1a in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. ****

NOTE:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

41	Page 4

BOEING PROPRIETARY

3.	Engine Warranty.

Boeing has obtained from General Electric Company (GE) the right to extend to Customer the provisions of GE’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE’s Warranty as hereinafter set forth, and such Warranty will apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA will be substituted for and supersede the provisions of the Warranty and the Warranty will be of no force or effect and neither Boeing nor GE will have any obligation arising there from. In consideration for Boeing’s extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan will be provided to Customer by Boeing upon request.

42	Page 5

BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit EE1b

(Rolls Royce Engines)

to Purchase Agreement Number PA-04227

43	Page 1

BOEING PROPRIETARY

1.	ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1b of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

****

Where:

****

Where:

ECIb	is the base year engine escalation index (as set forth in Table 1b of this Purchase Agreement);

ECI	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

****	****

****	****

Where:

CPIb	is the base year engine escalation index (as set forth in Table 1b of this Purchase Agreement); and

CPI	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0),

44	Page 2

BOEING PROPRIETARY

calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	****

(iii)	****

(iv)	The **** (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1b of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics

45	Page 3

BOEING PROPRIETARY

should resume releasing values for the months needed to determine the Engine Price Adjustment; such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1b in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. ****

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

3.	Engine Warranty.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc’s warranty agreement (herein referred to as the Warranty); subject, however, to Customer’s acceptance of the conditions set forth

46	Page 4

BOEING PROPRIETARY

therein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty will apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (Engine(s)) except that, if Customer and Rolls-Royce plc have executed an Engine general terms agreement (Engine GTA), then the terms of that Engine GTA will be substituted for and supersede the provisions of the Warranty and the Warranty will be of no force or effect and neither Boeing nor Rolls-Royce plc will have any obligation arising there from. In consideration for Boeing’s extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or Engine GTA between Customer and Rolls-Royce plc and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing. Copies of the Rolls-Royce plc Warranty will be provided to Customer by Boeing upon request.

47	Page 5

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit SLP1

to Purchase Agreement Number 04227

48	Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 04227.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	End ribs removable outboard wingbox, including spars and skins.

(vii)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(viii)	Wing-to-body structural attachments.

(ix)	Engine pylon support fittings attached directly to wing primary structure.

(x)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

(xi)	Leading edge device and trailing edge flap support system.

(xii)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

49	Page 2

BOEING PROPRIETARY

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well pressure deck, bulkheads and landing gear beam structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

50	Page 3

BOEING PROPRIETARY

(vii)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Horizontal stabilizer main torque box spars.

(iii)	Stabilizer splice fittings, rib, pivot and screw support structure.

(iv)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(v)	Elevator internal, fixed attachment and actuator support structure.

(vi)	Elevator hinges and supporting ribs, excluding bearings.

5.	Engine Pylon.

(i)	Pylon skins, webs, doublers and stiffeners.

(ii)	Internal pylon chords, frames and bulkheads.

(iii)	Pylon to wing fittings, diagonal brace and links.

(iv)	Engine mount support attached directly to pylon structure.

(v)	Fuse pins.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side brace, including spindles

(iv)	Upper and lower drag brace, including spindles and shackle.

(v)	Downlock links including spindles.

(vi)	Torsion links.

(vii)	Truck beam.

(viii)	Axles.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axle.

(iii)	Upper and lower drag brace.

(iv)	Downlock links.

51	Page 4

BOEING PROPRIETARY

(v)	Steering support plates, tube and collar.

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

52	Page 5

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-04227-LA-1402158

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	AGTA Terms Revisions

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Notices.

1.1 Article 11 of the AGTA is deleted in its entirety and replaced with:

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Mail:	Avolon Aerospace Leasing Limited The Oval, Building 1 Shelbourne Road Ballsbridge, Dublin 4 Ireland

	Telephone:	353 1 2315883

Boeing	Delivery or Courier:	Boeing Commercial Airplanes 1901 Oakesdale Avenue SW Renton, Washington 98057 U.S.A.

		Attention:	Vice President - Contracts Mail Code 21-24

AGTA Terms Revisions	53	LA Page 1

BOEING PROPRIETARY

Mail:	Boeing Commercial Airplanes P.O. Box 3707 Seattle, Washington 98124-2207 U.S.A.

	Attention:	Vice President - Contracts Mail Code 21-24

Facsimile:	(425)237-1706

Telephone:	(206)766-2400

2.	Appendices to the AGTA.

2.1 In Appendix I, entitled “SAMPLE Insurance Certificate”, the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is revised for the 787-7/8/9 in the amount of Nine Hundred Million U.S. Dollars ($900,000,000).

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

AGTA Terms Revisions	54	LA Page 2

BOEING PROPRIETARY

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Advance Payment Matters

References:

a.) Purchase Agreement No. PA-04227 (787 Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (787-9 Aircraft) and Model 787-10 aircraft (Substitute Aircraft);

b.) Purchase Agreement No. PA-03815 (737 MAX Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-8 and 737-9 aircraft (MAX Aircraft);

c.) Purchase Agreement No. PA-03814 (737-800 Purchase Agreement) between Boeing and Customer relating to Model 737-800 aircraft (737-800 Aircraft); and

d.) Aircraft General Terms Agreement No. AGTA-VLN (AGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the 787 Purchase Agreement.

The 787 Purchase Agreement incorporates the terms and conditions of AGTA-VLN between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	Deposit.

Notwithstanding Article 4.2 of the 787 Purchase Agreement, Customer and Boeing agree that the amount due upon execution of 787 Purchase Agreement for the Aircraft described in paragraph 2.2 below will be made by Customer concurrently at execution of the 787 Purchase Agreement.

2.	****Advance Payment Schedule.

2.1 Notwithstanding Article 4.2 of the 787 Purchase Agreement and the advance payment schedule provided in Table 1, **** Advance Payments) and choose to pay advance payments in accordance with the **** advance payment schedule set forth in the following tables, as the case may be (Advance Payments):

Advance Payment Matters	55	LA Page 1

BOEING PROPRIETARY

2.2 ****Advance Payment Schedule for 787-9 Aircraft.

Due Date of Advance Payment	Fixed Payment per 787-9 Aircraft:
****	****
****	****
****	****
****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

2.3 **** Advance Payment Schedule for Substitute Aircraft.

Months Prior to Scheduled Delivery Month	Fixed Payment per Substitute Aircraft
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Note: the above amounts for the Substitute Aircraft shown for PA, DA September 2014 and September 1, 2016 are the same values as shown in the ****Advance Payment Schedule applicable to the 787-9 Aircraft. None of the amounts in the table above are additive to amounts Boeing received or will receive pursuant to the Purchase Agreement.

2.4 Interest on ****Advance Payments.

Boeing agrees to waive interest charges on any ****Advance Payments applicable to the 787-9 Aircraft or Substitute Aircraft.

Advance Payment Matters	56	LA Page 2

BOEING PROPRIETARY

3.	****Applicable to ****

3.1 Boeing agrees, pursuant to the terms set forth below, **** pursuant to the following table ****

Effective Terms	****
****	****
****	****
****	****

The above ****

4.	****Applicable to ****

4.1 Boeing agrees, pursuant to the terms set forth below, **** pursuant to the following table ****

Effective Terms	****
****	****
****	****
****	****

The above ****

5. If for any reason, a Table 1 applicable to any of the **** is amended, including but not limited to a change in: the quantity of Aircraft, Aircraft delivery date(s), SPE estimate or substitution into Substitute Aircraft, the parties will amend the ****to reflect the associated impact of such change, if any. Such corresponding amendment to this Letter Agreement will be made in a manner consistent with the terms and conditions associated with the Initial Aircraft.

6. ****Mechanics and Requirements.

6.1 Customer will pay the Advance Payments until such ****as the case may be. ****unless required to be paid earlier in accordance with paragraph 6.2 below.

6.2 Upon delivery of an ****, Boeing will apply the amount of advance payments paid by Customer for such Initial Aircraft to the delivery invoice for such Initial Aircraft. This action will cause the aggregate amount of advance payments held by Boeing to decrease. Therefore, on the respective delivery of any such **** whichever occurs first.

Advance Payment Matters	57	LA Page 3

BOEING PROPRIETARY

6.3 Customer will pay Boeing interest on any ****, until delivery of the applicable ****. The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially ****, and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a three hundred sixty (360) day year, and compounded quarterly. Accrued interest on the **** for each Initial Aircraft will be due and payable on the date of each Initial Aircraft delivery.

7. Advance Payment Set Off Rights.

7.1 Customer agrees that if it defaults on any payment obligation under any agreement with Boeing and fails to cure such default within the specified cure period or in the absence of any specified cure period after notice from Boeing specifying a time period within which to cure, then Boeing may, in addition to any other rights it may have under any agreement or applicable law, apply any or all advance payments, including the proposal acceptance deposit, paid by Customer under the 787 Purchase Agreement, to cure, in part or in whole, any such default (Set Off).

7.2 In the event Boeing does a Set Off against any payment obligation owed by Customer to Boeing, absent instruction from Boeing to the contrary, Customer will, after such application, replace within thirty (30) business days the amount so applied such that the total amount of advance payments will be restored to the aggregate total amount of payments due and owing under the 787 Purchase Agreement. Customer will make all such restoration payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing. Receipt by Boeing of such restoration payments will be deemed to have cured, in part or in whole, the default referred to in paragraph 7.1.

7.3 For all purposes of this paragraph 7, including without limitation, notice, Set Off or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein will constitute an election or waiver of any remedy of Boeing; all such remedies will be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

8. **** of Advance Payments.

8.1 Notwithstanding paragraphs 3 and 4 **** and paragraph 6 **** Mechanics and Requirements) above, **** in accordance with the ****advance payment schedule set forth in (i) paragraph 2.2 or 2.3 above, (ii) Letter Agreement VLS-PA-03815-LA-1402314, (Advance Payment Matters), to 737 MAX Purchase Agreement, and (iii) Letter Agreement VLS-PA-03814-LA-1208467, (Special Matters), to 737-800 Purchase Agreement****Customer will, pursuant to the provisions of paragraph 6.2, have paid the full amount of all advance payments due for such Delivering Aircraft.

Advance Payment Matters	58	LA Page 4

BOEING PROPRIETARY

8.2 In the event the total amount of advance payments paid to Boeing for a Delivering Aircraft is less than the full amount required in paragraph 8.1 above, Boeing may re-allocate the amount of any advance payments from ****, at its option, starting in order of the furthest Initial Aircraft from delivery until the full amount of all advance payments due for such Delivering Aircraft have been allocated to the Delivering Aircraft. Should Boeing re-allocate the value of advance payments, then at the time the advance payments from other Aircraft are re-allocated, they will become ****and all applicable terms and conditions herein will apply.

9. Interest Charge Calculation Matters.

Boeing and Customer agree to **** as amended, as described further below:

9.1 For the avoidance of doubt, ****

9.1.1****

9.1.2 For the purposes of the 787 Purchase Agreement, Tangible Net Worth means, with respect to Customer, the consolidated net worth (i.e. assets minus liabilities) of such person and its consolidated subsidiaries, plus to the extent not otherwise included in such consolidated net worth, unsecured subordinated debt of such person and its consolidated subsidiaries, minus the consolidated intangibles of such person and its consolidated subsidiaries, including, without limitation, goodwill, trademarks, trade-names, copyrights, patents, patent allocations, licenses and rights in any of the foregoing and other items treated as intangibles in accordance with IFRS.

10.	Assignment.

Notwithstanding any other provisions of the 787 Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title of the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part. Under no circumstances will the **** In the event that Customer wishes to assign, or commit to assign, the Purchase Agreement for the purchase of the Aircraft, subject to Boeing’s consent, for the purpose of advance payment or aircraft financing, it is understood that letter agreement VLS-PA-04227-01402164 will become applicable and supersede the terms of this letter agreement.

Advance Payment Matters	59	LA Page 5

BOEING PROPRIETARY

11.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the 787 Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, ****

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Advance Payment Matters	60	LA Page 6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402162

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Alternate Engine Selection

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Engine Selection.

**** The engine model and prices shown in Table 1 to the Purchase Agreement, Supplemental Exhibit EE1 to the Purchase Agreement and the Performance Guarantees attached to Letter Agreement No. VLS-PA-04227-LA-1402191 will be revised, as applicable****

2.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Alternate Engine Selection	61	LA Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Alternate Engine Selection	62	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402164

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest for Securing Advance Payment Financing

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

This Letter Agreement sets forth the rights and obligations between Boeing and Customer in the event of Customer’s desire to assign certain of its rights and interests under the Purchase Agreement for the purpose of securing advance payment financing. The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

1.	Assignment of Customer’s Interest.

1.1 Boeing may consent to any reasonable request by Customer to assign as security interest certain rights and interests of Customer under the Purchase Agreement if such assignment is solely for the purpose of enabling Customer to secure advance payment financing for the purchase of the Aircraft provided that Customer and Customer’s financiers accept Boeing’s terms and conditions for consenting to a security assignment including, but not limited to, the following: (i) Customer and Customer’s financiers agree that the assignment will be subject to Boeing’s option (Manufacturer’s Option), as defined in Section 2, below; (ii) the assignment will be subject to the Manufacturer’s Option upon the occurrence of a Change of Control event as defined in Section 3, below; (iii) Customer will continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer; (iv) Boeing will not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement; and, (v) the assignment will not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing. Boeing will not unreasonably withhold its consent.

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BOEING PROPRIETARY

1.2 Regarding assignment of a security interest in the Purchase Agreement for the purpose of obtaining financing of the advance payments, in the event of Customer’s default, Boeing will permit Customer’s financier to be assigned the right to purchase the Aircraft for the Aircraft Basic Price with Escalation Adjustment, less an amount to be agreed in good faith between Boeing, Customer and Customer’s financiers (Agreed Upon Price). The intent of the Agreed Upon Price is to enable Customer to obtain commercial debt financing, on terms which are reasonable for a customer of similar standing to Customer. **** purchase agreement number 3814 and purchase agreement number 3815. In calculating the amount payable by the financier for an Aircraft, the financier shall receive credit for the advance payments received and retained by Boeing under the Purchase Agreement with respect to that Aircraft. In the event of such assignment, Customer shall remain responsible for performance of Customer’s obligations under any separate agreements related to the Aircraft including, but not limited to, agreements with the engine manufacturer or BFE suppliers.

1.3 In addition to the assignable concession level in paragraph 1.2 above, Boeing will permit Customer to assign to Customer’s financier the following **** advance payment schedule which modifies the **** schedule reflected in Table 1 to the 787 Purchase Agreement.

Months Before Delivery	Amount per Aircraft
****	****
****	****
****	****
****	****
****	****
****	****

1.4 At delivery of the Aircraft, Financier will pay interest on the Deferred Advance Payments from the calendar day on which each advance payment would have been due in accordance with Table 1 of the 787 Purchase Agreement until the day such payment is received by Boeing. **** The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter.

1.5 The preceding provisions are subject to adequate documentation of the security and consent agreements as solely determined by Boeing. At the time such agreements are offered for consideration by Boeing, Boeing will discuss reasonable requests by Customer for possible modification of the preceding provisions, including escalation methodology and concession levels, in light of changing market conditions and lender requirements related to advance payment financing.

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BOEING PROPRIETARY

2.	Manufacturer’s Option.

If Customer’s financier gives notice that it intends to exercise its assigned right to assume Customer’s rights under the Purchase Agreement with respect to any Aircraft, Boeing will have the right to assume those rights under the Purchase Agreement with respect to such Aircraft by paying an amount equal to the aggregate of the advance payments funded by the advance payment financing, and received and retained by Boeing under the Purchase Agreement with respect to that Aircraft.

3.	Change of Control Event.

A “Change of Control” will mean the occurrence of any one or more of the following events: (i) any party taking any action to foreclose or otherwise exercise any right such party may have to control or otherwise direct Customer (or in the event Customer assigns any or all of its rights in the Purchase Agreement prior to delivery of all aircraft hereunder, Customer’s assignee) pursuant to a security agreement, pledge or otherwise; (ii) any change of ownership or control of Customer or Customer’s assignee (as applicable) whether through sale, merger, consolidation or otherwise or whether through foreclosure, enforcement of a security interest, or otherwise resulting from the acts of any party; (iii) the creation of any lien upon the assets of Customer or Customer’s assignee (as applicable) or any pledge of any ownership or other interest in Customer or Customer’s assignee (as applicable) to any party; or, (iv) the bankruptcy (whether voluntary, involuntary or otherwise) or insolvency of the Customer or Customer’s assignee (as applicable). For avoidance of doubt where the Customer has assigned any or all of its rights in the Purchase Agreement prior to delivery of any or all all aircraft hereunder, the Change of Control Event contemplated by this paragraph 3 will apply only to the Customer’s assignee and not to the Customer.

4.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

5.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Assignment PDP	65	LA Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Assignment PDP	66	LA Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402165

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1.	Assignment of Customer’s Interest.

This Letter Agreement sets forth the conditions under which Boeing may consent to Customer’s request for an assignment of Customer’s rights and interest under the Purchase Agreement to a subsidiary or affiliate of Customer. Boeing’s consent to such assignment request at any time prior to or at time of delivery of the Aircraft will require that: (i) Customer provide Boeing with a guarantee, in a form satisfactory to Boeing, of Customer’s performance of all its obligations under the Purchase Agreement; (ii) Customer, and Customer’s assignee, be subject to Boeing’s rights as defined in Section 2, below; (iii) such assignment will not constitute a novation of the Purchase Agreement; (iv) Boeing will not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement; and, (v) the assignment will not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing.

2.	Change of Control Event.

In the event of a Change of Control, as defined herein, Boeing will have the right to assume all rights of Customer, and of Customer’s assignee, under the Purchase Agreement with respect to any affected Aircraft by paying an amount equal to the aggregate of the advance payments received and retained by Boeing under the Purchase Agreement for any such Aircraft. A Change of Control will mean the occurrence of any one or more of the following events: (i) any party taking any action to

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BOEING PROPRIETARY

foreclose or otherwise exercise any right such party may have to control or otherwise direct Customer’s assignee pursuant to a security agreement, pledge or otherwise; (ii) any change of ownership or control of Customer’s assignee whether through sale, merger, consolidation or otherwise or whether through foreclosure, enforcement of a security interest, or otherwise resulting from the acts of any party; (iii) the creation of any lien upon the assets of Customer’s assignee or any pledge of any ownership or other interest in Customer’s assignee to any party, or (iv) the bankruptcy (whether voluntary, involuntary or otherwise) or insolvency of Customer’s assignee.

3.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Assignment Subsidiary	68	LA Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-04227-LA-1402172

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Model 787 e-Enabling Software Matters

References:	a) Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and (Customer)

b) Customer Services General Terms Agreement No. VLS-CSGTA (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders (collectively referred to herein as the CSGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Customer’s Aircraft is equipped with onboard loadable hardware, including such hardware as the Class 3 EFB System and the Core Network Server (CNS). Boeing will load certain data and install certain Boeing e-Enabling software, as set forth in the Purchase Agreement and the 787 Software License Orders, on the loadable hardware. All such e-Enabling software licensed from Boeing will be considered “Materials”, and not “Aircraft Software”, as these terms are defined in the Purchase Agreement.

2. Certain technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement may be provided in software media, made available for loading onto Customer’s maintenance laptop or conveyed through electronic access. Such data and the software required to access such data and information will be considered “Materials”, and not “Aircraft Software” even when used onboard the Aircraft.

3.	Additional Terms and Conditions.

Boeing will license and load or install the above Materials on the following conditions:

(i)

Notwithstanding any provision in the Purchase Agreement to the contrary, the license and access to the Materials referred to in Articles 1 and 2, above, as well as the provision and license of the Software

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BOEING PROPRIETARY

Developer Kits (SDKs) for the EFB and the Core Network, will be pursuant to the terms and conditions of the CSGTA; and

(ii)	The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading/installation of the Materials.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

e-Enabling Software Matters-787	70	LA Page 2

BOEING PROPRIETARY

VLS-PA-04227-LA-1402175

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Escalation Program

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement. For avoidance of doubt, in the event Customer exercises its Substitute Aircraft right in Letter Agreement VLS-LA-04227-1402379, the exercised Substitute Aircraft will become a Program Aircraft.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3.	Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-MFG/CPI escalation formula. Only one escalation forecast will be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A (Escalation Forecast).

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BOEING PROPRIETARY

4.	****

4.1 If the Escalation Forecast, projects a cumulative annual escalation factor that **** as set forth in Attachment B, **** then Boeing will issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice will, in Boeing’s sole discretion, either:

4.1.1 **** or

4.1.2 provide Customer with the option of either: ****

4.2 If Boeing provides Customer the option described in Article 4.1.2 above, then Customer will notify Boeing in writing of its election to exercise the option contained in Article 4.1.2 (i) or 4.1.2 (ii) above within **** of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 4.1.2 (ii) above, then: ****

4.2.1**** in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft will be calculated in accordance with Supplemental Exhibit AE1.

5.	****

5.1 If the Escalation Forecast, projects a cumulative annual escalation factor that **** as set forth in Attachment B, **** then such cumulative annual escalation applicable to such Program Aircraft will be calculated as follows:

5.1.1 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a **** produces an escalation rate that **** cumulative annual escalation factor as set forth in Attachment B for such ****.

5.1.2 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate **** cumulative annual escalation factor as set forth in Attachment B for such Program Aircraft, then the escalation rate applicable to **** cumulative annual escalation factor as set forth in Attachment B.

6.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

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BOEING PROPRIETARY

7.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or in part. In the event that Customer wishes to assign, or commit to assign, the Purchase Agreement for the purchase of the Aircraft, subject to Boeing’s consent, for the purpose of advance payment or aircraft financing, it is understood that letter agreement VLS-PA-04227-01402164 will become applicable and supersede the terms of this letter agreement.

8. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Escalation Program	73	LA Page 4

BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug 2017	February 2019 through July 2019	15 Oct 2017
Feb 2018	August 2019 through January 2020	15 Apr 2018
Aug 2018	February 2020 through July 2020	15 Oct 2018
Feb 2019	August 2020 through January 2021	15 Apr 2019

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BOEING PROPRIETARY

ATTACHMENT B

Escalation Factors - ****

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
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****	****	****	****
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****	****	****	****
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****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

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BOEING PROPRIETARY

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
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****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
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****	****	****	****

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BOEING PROPRIETARY

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
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****	****	****	****
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****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

Escalation Program	77	LA Page 8

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-04227-LA-1402178

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Recitals

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the Customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1. Prior to delivery of the Aircraft, Boeing will make available to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

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BOEING PROPRIETARY

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

EULA Special Matters	79	LA Page 2

BOEING PROPRIETARY

VLS-PA-04227-LA-1402179

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Export-Import Bank Financing Application Disclosure

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. ****.

2. Confidentiality.

The information contained in this Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Customer therefore agrees to limit disclosure of the information contained in this Agreement to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know or to certain other entities (including Customer’s legal advisors, financiers or governmental authorities) in order to assist Customer in evaluating Customer’s purchase of the Aircraft and who in turn agree not to disclose its contents to any other person or entity without the prior written permission of Boeing.

Ex-Im Disclosure	80	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley
Its	Authorised Signatory

Ex-Im Disclosure	81	LA Page 3

BOEING PROPRIETARY

VLS-PA-04227-LA-1402184

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Leasing Matters for 787 Aircraft

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees). This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1. Lease of Aircraft Prior to Delivery.

It is understood that Customer intends to lease the Aircraft to Lessees, and, in most cases, such leases will be entered into prior to delivery of the Aircraft. Provisions related to the lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2. Identification of Lessee(s).

2.1 At the time of execution of the Purchase Agreement, Customer may not have identified Lessees to Boeing for any of the Aircraft. Customer agrees to give Boeing written notice as soon as reasonably practicable **** of the name and address of the applicable Lessee, the month of Aircraft delivery and the desired country of registration. Customer acknowledges that identifying a Lessee within the preferred time frame does not ensure all desired configuration changes will be available for the Aircraft identified for the Lessee. Boeing will work with Customer and/or Lessee to configure the Aircraft in accordance with Boeing’s standard lead-times and production constraints. If a configuration for the Aircraft identified for a Lessee has not been defined at least **** prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement.

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BOEING PROPRIETARY

2.2 Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered in its contract delivery month and in a configuration such that, if applicable, an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

2.3 In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with an FAA Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate.

3. Customer Support.

3.1 It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to the training, Materials and services described in Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement (CS1) applicable to the Aircraft. Customer will allocate to each Lessee a reasonable number of points from the total points available under Article 1 of Part 1 of the CS1 (Boeing Training Programs). To accommodate these varying requirements Customer may assign to Lessee in accordance with the provision of this Letter Agreement various rights described in the CS1 subject to the following limitations:

3.1.1 Lessees will each receive one (1) class of the training described pursuant to Article 1.2.1 of Part 1 of the CS1 (Flight dispatch model specific instruction) for each Aircraft leased, up to a maximum of two (2) classes per Lessee; and

3.1.2 Customer may allocate 1.2.2 and 1.2.3 of Part 1 of the CS1 to Lessee at Customer’s election; and

3.1.3 each Lessee will receive instructor pilots for sixty (60) Pilot Days for revenue service training assistance pursuant to Article 1.2.4 of Part 1 of the CS1, Additional Flight Operations Services, for the lease of one (1) aircraft, and each Lessee will receive ninety (90) Pilot Days of instructor pilots for such training for the lease of two (2) or more Aircraft; and

3.1.4 each Lessee must be the initial Lessee of the Aircraft, and

3.1.5 Boeing will have no obligation to provide the training and services described in Article 1.2 of Part 1 of the CS1 if such training has been provided to or is available to Lessee pursuant to the provisions of any other Boeing purchase agreement.

3.2 Prior to the provision of any training, services, or Materials to a Lessee under the CS1 (Customer Support Materials and Services), Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions essentially as set forth in Attachment A to

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BOEING PROPRIETARY

this Letter Agreement. Such partial assignment will relate only to Customer Support Materials and Services, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA. Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement. In addition, Customer will require Lessee to provide to Boeing the protections described in Article 8 of the AGTA. Customer expressly agrees that Boeing’s providing all or part of the Customer Support Materials and Services prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any responsibility described therein.

4. Other Agreement Requirements for Lessee.

4.1 It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft. For any Lessee that has a spare parts general terms agreement (GTA) or a Customer Services General Terms Agreement (CSGTA) with Boeing, promptly after Lessee is identified in paragraph 2 above, Boeing will provide notice to Customer that the Lessee may enter into a GTA supplement or use the Lessee’s CSGTA for the acquisition of initial and sustaining spare parts for the leased Aircraft.

4.2 Boeing and Customer acknowledge that as the Lessee for the Aircraft are indentified, and before delivery of the Aircraft, additional agreements may need to be executed between Boeing and the Lessee addressing the following subjects:

4.2.1 Supplemental Agreement for Electronic Access (SA-EA) and Supplemental Agreement for e-Enabling (SA-eE), both supplemental agreements to the CSGTA.

4.2.2 Software provisions relating to 787 software license orders.

4.2.3 Post-delivery software and data loading provisions relating to the terms under which Boeing may offer to load Lessee’s operational software on the Aircraft after title transfer.

5. Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessees as required by paragraph 2 above, Boeing’s ability to schedule and provide the Customer Support Materials and Services and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of Boeing’s obligations if such subcontracting is not practicable.

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BOEING PROPRIETARY

6. Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), containing terms and conditions essentially as set forth in Attachment B to this Letter Agreement and subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Leasing Matters	85	LA Page 5

BOEING PROPRIETARY

ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment form which follows as Attachment A must be executed prior to the provision of the training services and Materials described in Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time using terms and conditions essentially as set forth in the Full Assignment form (Attachment B).

Leasing Matters	86	LA Page 6

BOEING PROPRIETARY

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President - Contracts
Mail Stop 21-24

Subject:	Partial Assignment of Rights - Avolon Aerospace Leasing Limited as Lessor and as Lessee of Model 787-9 Aircraft

Gentlemen:

In connection with the lease by Avolon Aerospace Leasing Limited (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)	Purchase Agreement No. PA-04227 dated as of , 20 , between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 787-9 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. AGTA-VLN dated as of , 20 , between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	dated as of , 20 between Customer and Lessee relating to the lease of the Aircraft (Lease).

(iv)	Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft (Customer Support Materials and Services) under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

Leasing Matters	87	LA Page 7

BOEING PROPRIETARY

1. Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2. Lessee’s Insurance.

Boeing’s obligation to provide the Customer Support Materials and Services to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such Customer Support Materials and Services.

3. Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4. Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Customer Support Materials and Services under the Customer Support Document to the Purchase Agreement except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only             points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of Supplemental Exhibit CS1 to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98057). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the Customer Support Materials and Services and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such Customer Support Materials and Services during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

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BOEING PROPRIETARY

5. Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the Customer Support Materials and Services; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

6. Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7. Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8. GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9. Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.

Leasing Matters	89	LA Page 9

BOEING PROPRIETARY

Very truly yours,

+[NAME OF LESSOR]

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

+[NAME OF LESSEE]

By

Its

Leasing Matters	90	LA Page 10

BOEING PROPRIETARY

Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

Leasing Matters	91	LA Page 11

BOEING PROPRIETARY

ATTACHMENT B

EXPLANATION & INSTRUCTIONS:

The Full Assignment form which follows as Attachment B is for use at delivery of the Aircraft from Boeing to Customer (and, often, the simultaneous delivery of the Aircraft from Customer to Lessee) and prior to the provision of any post-delivery training, services, or support under the Purchase Agreement. It assigns post-delivery rights under the Purchase Agreement, which will have been reserved in the Partial Assignment until delivery.

Leasing Matters	92	LA Page 12

BOEING PROPRIETARY

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President - Contracts
Mail Stop 75-38

Subject:	Assignment of Remaining Rights - Avolon Aerospace Leasing Limited as Lessor and as Lessee of Model 787-9 Aircraft

Gentlemen:

In connection with the lease by Avolon Aerospace Leasing Limited (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)	Purchase Agreement No. PA-04227 dated as of , 20 , between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 787-9 aircraft, including that certain aircraft bearing Manufacturer’s Serial No. (Aircraft), which is being leased to Lessee.

(ii)	Aircraft General Terms Agreement No. AGTA-VLN dated as of , 20 , between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	Aircraft Lease Agreement (Lease) dated as of , 20 between Customer and Lessee.

(iv)	Notice of Partial Assignment of Rights between Customer and Lessee, acknowledged and Consented to by Boeing, effective as of .

Pursuant to the Lease, Customer has leased the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of the remaining rights related to the Aircraft under the Purchase Agreement. In order to accomplish such transfer of rights, as authorized by the provisions of Article 9 of the AGTA the parties agree as follows:

Leasing Matters	93	LA Page 13

BOEING PROPRIETARY

1. Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated in the Purchase Agreement.

2. Lessee’s Insurance.

Lessee recognizes that Boeing’s obligation to provide training, support and services to Lessee pursuant to Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 8.2 of AGTA or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

3. Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Assignee hereunder and in the partial assignment (reference 4). Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation, responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4. Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Aircraft under the Purchase Agreement except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only             points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of Supplemental Exhibit CS1 to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055). Until Boeing will have received such notice Boeing will be entitled to deal exclusively and solely with Lessee with respect to the Aircraft, under the Purchase Agreement and, with respect to the rights, powers, duties or obligations under the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing’s receipt of such notice, will be final and binding upon Customer.

Leasing Matters	94	LA Page 14

BOEING PROPRIETARY

5. Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training Customer Support Materials and Services, support services and other things provided by Boeing under the Purchase Agreement, provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

6. Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7. Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8. GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9. Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

10. Post-Delivery Work.

It is recognized that Lessee’s personnel may request Boeing to perform work on an Aircraft promptly after Lessee takes delivery of such Aircraft under lease from Customer, either prior to the Aircraft’s initial departure flight from the delivery site or upon the return of the Aircraft to Boeing’s facilities in the Seattle, Washington area, prior to completion of such initial departure flight. The following provisions will apply to all work performed by Boeing under the circumstances identified in this paragraph:

(i) Title to any such Aircraft will at all times remain with Customer.

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BOEING PROPRIETARY

(ii)	Risk of loss of any such Aircraft, in whole or in part will remain with Customer and Lessee, as the case may be, and at no time after delivery by Boeing will risk of loss of the Aircraft revert to Boeing, unless otherwise agreed by the parties in writing.

(iii)	The provisions of the Boeing Product Assurance Document relating to exclusion of liabilities and disclaimer, set forth in Article 11 of Exhibit C Part 2 of the AGTA, will at all times apply to any work performed by Boeing pursuant to this paragraph 11, and to any Boeing-designed system, accessory, equipment or part installed on the Aircraft as part of such work.

(iv)	The provisions of the Boeing Customer Support Document relating to insurance, set forth in Exhibit B to the AGTA, will at all times apply to any work performed by Boeing pursuant to this paragraph 11.

(v)	Lessee will reimburse Boeing for any work performed on the Aircraft hereunder.

(vi)	In performing work pursuant to this paragraph 11 Boeing may conclusively rely upon the commitment authority of Lessee personnel.

Leasing Matters	96	LA Page 16

BOEING PROPRIETARY

Boeing Acknowledgment

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of all remaining rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

+[NAME OF LESSEE]

By

Its

Leasing Matters	97	LA Page 17

BOEING PROPRIETARY

VLS-PA-04227-LA-1402185

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Liquidated Damages – ****

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

****: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is **** and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

****The amount of liquidated damages will be derived from data in the most recent Aircraft Information Services, Inc. (AISI), Aircraft Value Analysis Company (AVAC), and Ascend (together, Industry Data) publications at the time Customer receives notice of a ****from Boeing. The Industry Data average for the most recent three (3) years of published lease rates for the (i) Boeing Model 787-89 aircraft (or a 787-8 model aircraft if Industry Data does not contain 787-9 data) or, if Customer elects to substitute 787-9 aircraft into 787-10 aircraft, (ii) the Boeing Model 787-10 (or a 787-9 model aircraft if Industry Data does not contain 787-10 data), as applicable, will be divided by thirty (30) days to determine the rate per day (Daily Rate). In no event will the amount paid exceed an aggregate sum of **** (Liquidated Damages). Liquidated Damages shall be payable at ****.

Liquidated Damages	98	LA Page 2

BOEING PROPRIETARY

2. Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of **** after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) days, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day will be computed using ****. Such interest will be calculated on a simple interest basis and paid (i) in full at actual delivery of the Aircraft or (ii) pursuant to Section 4 below. The period of interest calculation will commence **** following the Scheduled Delivery Month and, in the case of Purchase Agreement termination with respect to any Aircraft, will end on the date Boeing returns advance payments, excluding the actual day of return.

3. Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft **** unless and until the aggregate duration of the **** for such Aircraft exceeds ****Period). Within ****of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the ****, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. If neither Party terminates the Purchase Agreement within said ****, then the Purchase Agreement will remain in effect for that Aircraft.

4. Termination: Payment.

If the Purchase Agreement is terminated with respect to any Aircraft for a ****, Boeing will pay Customer:

(i)	Liquidated Damages at the later to occur of: (a) **** of the Scheduled Delivery Month, or (b) **** business days after the effective date of the termination.

(ii)	Promptly after the effective date of the termination, pay Interest calculated and paid in full as described above.

(iii)	Promptly after the effective date of the termination, pay the **** received by Boeing for such Aircraft.

5. Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a ****and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for **** in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such ****.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

Liquidated Damages	99	LA Page 3

BOEING PROPRIETARY

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Liquidated Damages	100	LA Page 4

BOEING PROPRIETARY

VLS-PA-04227-LA-1402189

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification Document Number 787B1-4102 Rev. N dated April 15, 2014 which reflects the Boeing baseline Model Aircraft described in Table 1 and Exhibit A of the Purchase Agreement. Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft no later than **** using the then current Model 787 Airplane Configuration Specification Document (Final Configuration).

2. Code 1 Allocations.

Boeing shall have the right to limit the number of new customer introductions (Customer Intro Code 1) for the Aircraft in any calendar year based on resources available to accomplish required configuration changes and certification activity. If a requested Customer Intro Code 1 cannot be accomplished in the scheduled month of delivery for a particular Aircraft, Boeing shall notify Customer, and shall advise Customer as to the next available delivery month in which such Customer Intro Code 1 can be accomplished. In months where Customer Intro Code 1 capability is constrained, Boeing and Customer agree to use reasonable efforts to find a resolution satisfactory to both parties. For the avoidance of doubt, there will be one (1) Customer Intro Code 1 available to Customer, which is currently identified with the first Aircraft delivery shown on Table 1.

Open Matters	101	LA Page 2

BOEING PROPRIETARY

3. Amendment of the Purchase Agreement.

Within ****following Final Configuration pursuant to Article 1.2, above, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

(i)	Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration pursuant to Article 1.2, above (Baseline Changes).

(ii)	Incorporation into Exhibit A of the Purchase Agreement of those Customer selections which have been agreed to by Customer and Boeing (Customer Configuration Changes).

(iii)	Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes.

(iv)	Changes to the Optional Features Price, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated optional features amount and the price of the optional features reflected in the Customer Configuration Changes.

4. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

(i)	Customer Software. Additional provisions relating to the loading of software owned by or licensed to Customer on the Aircraft at delivery.

(ii)	Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing may offer and install in-flight entertainment systems and cabin communications systems in the Aircraft.

(iii)	Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer and install BFE in the Aircraft.

Open Matters	102	LA Page 3

BOEING PROPRIETARY

5. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Open Matters	103	LA Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402191

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road Ballsbridge, Dublin 4

Ireland

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. ****.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Performance Guarantees	104	Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Performance Guarantees	105	Page 2

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. VLS-PA-04227-LA-1402191

GEnx Series Engines

MODEL **** PERFORMANCE GUARANTEES

FOR AVOLON AEROSPACE LEASING LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

July 3, 2014
Performance Guarantees - Attachment	106	Page 2

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. VLS-PA-04227-LA-1402191

GEnx Series Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the **** Aircraft equipped with Boeing furnished GEnx series engines.

2	FLIGHT PERFORMANCE

2.1	Cruise Range

2.1.1	The still air range at an initial cruise altitude of **** feet on a standard day at **** Mach number, starting at a gross weight of **** pounds and consuming **** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

GUARANTEE:                 **** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of **** feet altitude may be used when beneficial to minimize fuel burn.

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus ****

July 3, 2014
Performance Guarantees - Attachment	107	Page 3

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. VLS-PA-04227-LA-1402191

GEnx Series Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ****, Revison N, **** dated April 15, 2014, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4.3	GEnx series engines include any offerable thrust rating with a common bill of materials. Compliance with the guarantees is not dependent on the thrust rating chosen.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-128, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

July 3, 2014
Performance Guarantees - Attachment	108	Page 4

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. VLS-PA-04227-LA-1402191

GEnx Series Engines

5.4	The cruise range guarantee includes allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as ****.

5.5	The cruise range guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of **** percent of the mean aerodynamic chord.

5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of **** BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

July 3, 2014
Performance Guarantees - Attachment	109	Page 5

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. VLS-PA-04227-LA-1402191

Trent 1000 Series Engines

MODEL **** PERFORMANCE GUARANTEES

FOR AVOLON AEROSPACE LEASING LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

July 3, 2014
Performance Guarantees - Attachment	110	Page 1

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. VLS-PA-04227-LA-1402191

Trent 1000 Series Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the **** Aircraft equipped with Boeing furnished Trent 1000 series engines.

2	FLIGHT PERFORMANCE

2.1	Cruise Range

2.1.1	The still air range at an initial cruise altitude of **** feet on a standard day at **** Mach number, starting at a gross weight of **** pounds and consuming **** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

GUARANTEE:                 **** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of **** feet altitude may be used when beneficial to minimize fuel burn.

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus ****.

July 3, 2014
Performance Guarantees - Attachment	111	Page 2

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. VLS-PA-04227-LA-1402191

Trent 1000 Series Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ****, Revison N, **** dated April 15, 2014, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4.3	Trent 1000 series engines include any offerable thrust rating with a common bill of materials. Compliance with the guarantees is not dependent on the thrust rating chosen.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-128, subject to the approval of the Federal Aviation Administration.

July 3, 2014
Performance Guarantees - Attachment	112	Page 3

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. VLS-PA-04227-LA-1402191

Trent 1000 Series Engines

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The cruise range guarantee includes allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as ****

5.5	The cruise range guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of **** percent of the mean aerodynamic chord.

5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of **** BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

July 3, 2014
Performance Guarantees - Attachment	113	Page 4

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. VLS-PA-04227-LA-1402191

Trent 1000 Series Engines

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

July 3, 2014
Performance Guarantees - Attachment	114	Page 5

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402195

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Model 787 Post-Delivery Software & Data Loading

Reference:

a) Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787 aircraft (Aircraft)

b) Letter Agreement VLS-PA-04227-LA-1402172 entitled “Model 787 e-Enabling Software Matters”

c) Customer Services General Terms Agreement No. VLS-CSGTA (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Introduction.

Prior to title transfer of the Aircraft to Customer, **** Such ****will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: **** Operational software, as set out in Article 1 and Article 2 below, ****

2.	Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), ****

3.	Customer Provided Operational Software and Data.

3.1 Airline Modifiable Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is set forth in Exhibit A of the Purchase Agreement, **** Boeing will load Customer’s operational software if it is provided to Boeing within specified lead times and

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BOEING PROPRIETARY

schedule. If Customer fails to provide the operational software in accordance with Boeing’s instructions, the Aircraft will be solely configured with the Boeing baseline production software in lieu of Customer’s operational software.

3.2 ****If Customer provides Customer-developed software applications or has licensed additional software or databases from **** for installation onto an onboard loadable system, **** If Customer fails to provide such operational software in accordance with Boeing’s instructions, Boeing will not load this software.

3.3 ****. ****will mean ****. Boeing will make the Aircraft available to Customer’s ****for loading of the ****via Customer authorized work order(s) immediately following title transfer of the Aircraft. The time required for the ****supplier to complete the loading of the ****is estimated to be approximately ****. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected ****.

4.	Additional Terms and Conditions.

4.1 With respect to Customer provided operational software and data referenced in Article 3.1 and 3.2, above, ****in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

4.2 The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing performed loading services is estimated to be approximately ****per attempt. ****

4.2.1 If any Customer-provided operational software referred to in Article 2.1 above, fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production software.

4.2.2 If any Customer-provided operational software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled

4.3 ****.

4.4 Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer provided operational software.

4.5 A dual signature (Boeing and Customer) **** will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing’s access key and certificates from the ****.

4.6 Customer will defend and indemnify Boeing from and against all claims, suits, and liabilities arising out of any actual or alleged infringement of any patent or other intellectual property rights through the installation or use of Customer provided operational software by Boeing pursuant to this Letter Agreement. For the purposes of

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BOEING PROPRIETARY

this Article 4.6, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

4.7 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 4.7, all software and data provided directly by Boeing will be defined as Materials (and not “Aircraft Software”). Title to and risk of loss of the Aircraft will always remain with Customer during Boeing’s performance of all post title transfer services.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Post-Delivery Software and Data Loading	117	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402198

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1 ****

1.2 Covered Aircraft will mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 Performance Period will mean the period beginning **** after the scheduled delivery month of the first Covered Aircraft.

1.4 Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

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BOEING PROPRIETARY

2.	****.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed **** delivered to Customer thereafter.

3.	Methods of Performance.

3.1 ****

3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the **** and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3 In the event Customer does not (i) utilize the full amount of the **** within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, **** for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Promotional Support	119	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Promotional Support	120	LA Page 3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-04227-LA-1402204

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Seats Special Provisions

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Definitions.

Covered Seats will mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

2. Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1 **** the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2 **** Boeing may provide update service after delivery to such information subject to the terms of the Purchase Agreement, Supplemental Exhibit CS1 Part 2, Article 2.3 relating to Additional Services.

3. Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats:

“Boeing will obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from the suppliers of the Covered Seats installed on the Aircraft at the time of delivery. If requested by Customer, Boeing will provide copies of such warranties and indemnities to Customer upon request.”

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Seats Special Provisions	122	LA Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-04227-LA-1402208

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft) and relating to Model 787-10 aircraft (Substitute Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Credit Memoranda Applicable to the Aircraft.

1.1 Basic Credit Memorandum. At the time of delivery of each 787-9 Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of ****

1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an incentive for and in consideration of Customer purchasing the Aircraft and entering into a lease for the Aircraft prior to delivery of such Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in the amount of ****

1.3 MTOW Credit Memorandum. Boeing will issue to Customer a maximum takeoff weight (MTOW) credit memorandum (MTOW Credit Memorandum) in an amount equal to the price of additional MTOW purchased at delivery above the basic MTOW (if any), up to a maximum credit memorandum amount of ****Such MTOW Credit Memorandum will be applied solely to ****For the purposes of this MTOW Credit Memorandum, the basic MTOW for the Aircraft is****

1.4 Overhead Flight Crew Rest Credit Memorandum. Contingent upon Customer configuring the Aircraft with the Overhead Flight Crew Rest (Option number ****), Boeing will issue to Customer a flight crew rest credit memorandum (Flight Crew Rest Credit Memorandum) in the amount of ****.

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BOEING PROPRIETARY

1.5 Overhead Attendant Crew Rest Credit Memorandum. Contingent upon Customer configuring the Aircraft with the Overhead Flight Attendant Rest (Option number ****), Boeing will issue to Customer an attendant crew rest credit memorandum (Attendant Crew Rest Credit Memorandum) in the amount of ****.

1.6 Strategic Placement Credit Memorandum. In consideration of Customer’s agreement to cooperatively work with Boeing to place the Aircraft with an airline identified as strategic by Boeing (Strategic Lessee) and/or with an airline that is a new operator of Model 787-9 aircraft by Boeing (New 787-9 Lessee), Boeing will issue to Customer a strategic placement credit memorandum (Strategic Placement Credit Memorandum) as follows:

1.6.1 For each Aircraft that Customer places with **** Boeing will issue to Customer a Strategic Placement Credit Memorandum in the amount of ****

1.6.2 To facilitate placement of the Aircraft with Strategic Lessees, **** Customer will provide written notice to Boeing of Customer’s intent for placement (Strategic Lessee Notice). Boeing will provide its confirmation within ****days of receipt of the Strategic Lessee Notice.

1.6.3 To facilitate placement of the Aircraft to a New 787-9 Lessee, a New 787-9 Lessee is defined as **** Customer will provide written notice to Boeing of Customer’s intent for placement (New 787-9 Lessee Notice). Boeing will provide its confirmation ****of receipt of the New Lessee Notice.

1.7 Closing Credit Memorandum. In consideration of Customer’s execution of the Purchase Agreement with Boeing by no later than ****, Boeing will issue to Customer a closing credit memorandum (Closing Credit Memorandum) in the amount of ****

2. Credit Memoranda Applicable to the Substitute Aircraft.

2.1 Basic Credit Memorandum. At the time of delivery of each Substitute Aircraft, Boeing will issue to Customer a basic credit memorandum (Substitute Aircraft Basic Credit Memorandum) in the amount of ****

2.2 Leasing Credit Memorandum. Customer expressly intends to lease the Substitute Aircraft to a Lessee or Lessees who are in the commercial airline business as aircraft operators. As an incentive for and in consideration of Customer substituting into a Substitute Aircraft and entering into a lease for the Substitute Aircraft prior to delivery of such Substitute Aircraft, Boeing will issue to Customer a leasing credit memorandum (Substitute Aircraft Leasing Credit Memorandum) in the amount of ****

2.3 MTOW Credit Memorandum. Boeing will issue to Customer a Substitute Aircraft MTOW Credit Memorandum in an amount equal to the price of additional MTOW purchased at delivery above the basic MTOW (if any), up to a maximum credit memorandum amount of ****

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BOEING PROPRIETARY

2.4 Overhead Flight Crew Rest Credit Memorandum. Contingent upon Customer configuring the Substitute Aircraft with the Overhead Flight Crew Rest (Option number ****), Boeing will issue to Customer a Substitute Aircraft Flight Crew Rest Credit Memorandum in the amount of ****.

2.5 Overhead Attendant Crew Rest Credit Memorandum. Contingent upon Customer configuring the Substitute Aircraft with the Overhead Flight Attendant Rest (Option number ****), Boeing will issue to Customer a Substitute Aircraft Attendant Crew Rest Credit Memorandum in the amount of ****

2.6 Strategic Placement Credit Memorandum. In consideration of Customer’s agreement to cooperatively work with Boeing to place the Substitute Aircraft with a Strategic Lessee and/or with a ****, Boeing will issue to Customer a Substitute Aircraft Strategic Placement Credit Memorandum as follows:

2.6.1 For each Substitute Aircraft that Customer places with ****, Boeing will issue to Customer a Substitute Aircraft Strategic Placement Credit Memorandum in the amount of ****

2.6.2 To facilitate placement of the Substitute Aircraft with Strategic Lessees, **** Customer will provide a Substitute Aircraft Strategic Lessee Notice to Boeing. Boeing will provide its confirmation within **** of receipt of the Substitute Aircraft Strategic Lessee Notice.

2.6.3 To facilitate placement of the Substitute Aircraft to a **** Customer will provide New 787-10 Lessee Notice to Boeing. Boeing will provide its confirmation within **** of receipt of the New Lessee Notice.

2.7 Closing Credit Memorandum. In consideration of Customer’s execution of the Purchase Agreement with Boeing by no later than ****, Boeing will issue to Customer a closing credit memorandum (Substitute Aircraft Closing Credit Memorandum) in the amount of ****

3. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1 and 2 are in **** and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft to a commercial operator. This Letter Agreement cannot be assigned, in whole

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BOEING PROPRIETARY

or in part, without the prior written consent of Boeing. In the event that Customer wishes to assign, or commit to assign, the Purchase Agreement for the purchase of the Aircraft, subject to Boeing’s consent, for the purpose of advance payment or aircraft financing, it is understood that letter agreement VLS-PA-04227-01402164 will become applicable and supersede the terms of this letter agreement.

5. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (i) employees of Customer and (ii) advisor, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Leasing Credit Memoranda contained in paragraph 1.2 or 2.2 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Special Matters	126	LA Page 4

BOEING PROPRIETARY

VLS-LA-04227-LA-1402379

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. LA-4227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of **** aircraft (Substitute Aircraft) in place of any Aircraft, subject to the following terms and conditions:

1. Customer’s Written Notice.

1.1 Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	**** prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

(ii)	**** prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer or is a non-follow-on configuration.

1.2 Customer’s written notice will indicate the delivery month that Customer would like to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft. The eligible delivery months are identified in Exhibits 1A and 1B (Eligible Delivery Months), attached hereto.

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BOEING PROPRIETARY

2. Boeing’s Production Capability.

2.1 ****

2.2 ****

2.3 ****until such time as the parties enter into a supplemental agreement to the Purchase Agreement in accordance with paragraph 3 below.

2.4 Substitution rights to a Substitute Aircraft are provided only for those **** aircraft delivering **** after the **** initial entry into service.

2.5 Customer’s substitution right is conditioned upon the following: (i) available positions, (ii) production constraints and (iii) Boeing’s Customer Intro Code 1 resource availability as defined in paragraph 2 of VLS-PA-04227-LA-1402189.

3. Supplemental Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing executing a supplemental agreement to the Purchase Agreement for the purchase of the Substitute Aircraft **** of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

4. Price.

4.1 The Airframe Price and Optional Features Price are set forth in Exhibits 1A and 1B of this Letter Agreement, applicable to Substitute Aircraft powered with GE engines and Rolls Royce engines, respectively, and will be adjust to reflect **** The resulting Aircraft Basic Price and Advance Payment Base Prices are shown on Exhibits 1A and 1B, calculated in **** and are subject to escalation.

4.2 For the avoidance of doubt, the engine manufacturer’s pricing and base year dollars is an estimate and is subject to the engine manufacturer’s then current pricing and escalation in effect at the time of engine selection. Notwithstanding the foregoing, Boeing is providing the engine prices in Exhibits 1A and 1B of this Letter Agreement for evaluation purposes only and the parties acknowledge that such engine prices are subject to change from the amounts provided herein.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator. This letter agreement cannot be assigned in whole or, in part, without the prior written consent of Boeing.

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents

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BOEING PROPRIETARY

for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Aircraft Model Substitution	129	LA Page 4

BOEING PROPRIETARY

Table 1A To

Letter Agreement LA-1402379

Aircraft Model Substitution

Airframe Model/MTOW:	****	****	Detail Specification:			*	***
Engine Model/Thrust: GENX-1B74/75		****	Airframe Price Base Year/****Formula:	*	***			ECI-MFG/CPI
Airframe Price:		****	Engine Price Base Year/****Formula:	*	***			787 ECI-MFG CPI Eng
Optional Features:		****

Sub-Total of Airframe and Features:		****	Airframe Escalation Data:
Engine Price (Per Aircraft):		****	Base Year Index (ECI):			*	***
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):			*	***

Buyer Furnished Equipment (BFE) Estimate:		****	****Data:
In-Flight Entertainment (IFE) Estimate:		****	Base Year Index (ECI):			*	***
		****	Base Year Index (CPI):			*	***
Deposit per Aircraft:		****

Delivery Date	Number of Aircraft	**** Factor (Airframe)	**** Factor (Engine)	****Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****

BOEING PROPRIETARY

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****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****
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****

a)	****.
b)	****.

BOEING PROPRIETARY

Table 1b To

Purchase Agreement No. PA-04227

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	****	****	Detail Specification:	*	***
Engine Model/Thrust:	TRENT1000-J	****	Airframe Price Base Year/****Formula:	*	***			ECI-MFG/CPI
Airframe Price:		****	Engine Price Base Year/****Formula:	*	***			787 ECI-MFG CPI Eng
Optional Features:		****

Sub-Total of Airframe and Features:		****	Airframe Escalation Data:
Engine Price (Per Aircraft):	Note 3	****	Base Year Index (ECI):			*	***
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):			*	***

Buyer Furnished Equipment (BFE) Estimate:		****	****Data:
In-Flight Entertainment (IFE) Estimate:		****	Base Year Index (ECI):			*	***
			Base Year Index (CPI):			*	***
Deposit per Aircraft:		****

Delivery Date	Number of Aircraft	**** Factor (Airframe)	**** Factor (Engine)	****Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****

BOEING PROPRIETARY

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****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****
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****

a)	****
b)	****

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-04227-LA-1402593

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Delivery Flexibility Matters

Reference:	Purchase Agreement No. PA-04227 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The delivery positions of the Aircraft are shown in Tables 1a and 1b (collectively, Table 1). Notwithstanding such delivery dates, Boeing and Customer desire to have certain flexibility to change the Aircraft delivery as described further herein.

1. Boeing Delivery Flexibility.

1.1 Boeing reserves the right to ****of the Aircraft’s delivery schedule as set forth in the table below (Planned Delivery Date) by ****with written notice to Customer ****prior to the delivery month. Any such adjustment will amend the Aircraft delivery sched ule in the Purchase Agreement and all other applicable Purchase Agreement terms and conditions will be adjusted accordingly.

Aircraft Delivery Sequence	Planned Delivery Dates of Aircraft
1	****
2	****
3	****
4	****
5	****
6	****

1.2 Customer and Boeing will execute a supplemental agreement to the Purchase Agreement to incorporate the revised scheduled month of delivery of the Aircraft ****after the notification period described in paragraph 1.1.

Delivery Flexibility Matters	134	LA Page 1

BOEING PROPRIETARY

2. Customer Delivery Flexibility.

In order to provide Customer with additional flexibility relating to the Planned Delivery Date(s) of the Aircraft as set forth in the table in paragraph 1.1 above, Boeing agrees to provide Customer a ****, under the following conditions:

2.1 ****is limited to a maximum of ****;

2.2 ****will be quoted subject to (i) available position, (ii) production constraints and (iii) Boeing’s Customer Introduction Code resource availability.

2.3 Customer must provide Boeing written notice of its election of a **** prior to the scheduled month of delivery of the Aircraft for which a ****is being exercised (****);

2.4 Customer’s exercise of a ****is conditioned upon Boeing having production capability to deliver the Aircraft in the delivery month requested and will be subject to Boeing’s Customer Introduction Code resource availability (if applicable). ****, Boeing will confirm the delivery month requested by the Customer or propose a new delivery month if the requested month is not available. Customer will confirm acceptance of such revised delivery month ****

2.5 Customer may exercise the ****only once for a given Aircraft;

2.6 The ****may be used by Customer to ****an Aircraft delivery **** after Planned Delivery Date(s) of Aircraft set forth in the table in paragraph 1.1 above;

2.7 For any Aircraft for which the month of delivery has been rescheduled as a result of Customer’s ****, (i) ****;

2.8 Customer and Boeing will execute a supplemental agreement to the Purchase Agreement to incorporate the revised scheduled month of delivery of the Aircraft ****;

3. ****. Should Customer successfully exercise ****) as described herein, Boeing will be provided with a **** subject to the following terms and conditions:

3.1 Such Boeing ****may defer an Aircraft for a period of ****

3.2 Boeing will earn ****Notwithstanding the foregoing, Boeing may not exercise ****if Customer has either **** described in 3.3 below.

3.3 Boeing must **** will be applied to.

3.4 Should Boeing ****Customer and Boeing will execute a supplemental agreement to the Purchase Agreement to incorporate the revised scheduled month of delivery of the Aircraft **** of written notification set forth in paragraph 3.3.

Delivery Flexibility Matters	135	LA Page 2

BOEING PROPRIETARY

4. Assignment.

The business arrangements set forth in this Letter Agreement are provided to Customer for the benefit of Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and leasing the Aircraft. The elements set forth in this Letter Agreement are not assignable, in whole or in part, without the prior written consent of Boeing. Under no circumstances will **** be assignable to a third party.

5. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (i) employees of Customer and (ii) advisors, including legal advisors to Customer, each with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	12th September 2014

AVOLON AEROSPACE LEASING LIMITED

By	Peter Caley

Its	Authorised Signatory

Delivery Flexibility Matters	136	LA Page 3

BOEING PROPRIETARY